                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 - June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 - June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    4.70%      4.34%      4.31%
-------------------------------------------------------------------------
Six-month total return(2)                -1.31%     -0.66%      3.31%
-------------------------------------------------------------------------
One-year total return(2)                 30.71%     32.82%     36.66%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                17.93%     18.27%     18.42%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                13.42%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                10.57%   13.51%(3)    14.22%
-------------------------------------------------------------------------
Commencement date                      11/15/56   12/20/91   10/26/93
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge of 5.75% for Class A shares or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Debt securities acquired by the Fund are not subject to any ratings limitations and may include high-, medium-, lower- and non-rated debt securities. Lower-rated and comparable non-rated securities are regarded as speculative with respect to capacity to pay interest and repay principal.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--June 30, 2000)


1.   COMVERSE TECHNOLOGY         6.2%
     Develops systems and software for
     multimedia communications and infor-
     mation processing applications.

2.   OAK INDUSTRIES              4.7%
     Manufactures components for the
     telecommunications industry.

3.   LSI LOGIC                   4.0%
     Develops semiconductor products and
     computer-storage systems solutions.

4.   VERITAS SOFTWARE            3.3%
     Makes software designed to enhance
     electronic information storage.

5.   IVAX                        2.8%
     Develops generic pharmaceuticals,
     respiratory drugs, and oncology
     treatments.

6.   STMICROELECTRONICS          2.4%
     Manufactures a wide variety of
     semiconductor devices.

7.   SIEBEL SYSTEMS              2.4%
     Helps enable electronic business-to-
     business commerce.

8.   EMC                         2.3%
     Provides products and services that
     help companies store and access large
     amounts of computer data.

9.   TELEFONOS DE MEXICO         1.9%
     Provides telecommunications services
     to residents of Mexico.

10.  ENRON                       1.9%
     Explores for and produces natural gas
     and crude oil and develops and
     distributes energy throughout the
     United States.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       JUNE 30, 2000                    DECEMBER 31, 1999
                                                                       -------------                    -----------------
Technology                                                                 52.50                              57.00
Energy                                                                     13.30                               6.40
Utility                                                                    12.30                              13.30
Health Care                                                                10.00                               5.90
Finance                                                                     4.80                               2.80

*These sector categories represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HARBOR FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY CHRISTINE DRUSCH, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE FEBRUARY 1998 (ASSOCIATE MANAGER SINCE 1991) AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. SHE IS JOINED BY DAVID MCLAUGHLIN, PORTFOLIO MANAGER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   From the first quarter to the
second quarter of 2000, two different markets emerged, especially with regard to technology stocks' performance. Technology stocks led the performance of the broad market in the first quarter. However, the broad market encountered turbulence in the second quarter when investors began to worry about these stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings.

    The convertible securities market, sensitive to the movements of the stock market, also declined, as some of the highest-growth names fell in the second quarter. However, technology securities were still the top contributors to the fund's performance, and, as a result, the fund returned 4.70 percent for the six-month period ended June 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). By comparison, the Russell 2000 Index returned 3.04 percent, and the Lipper Convertible Securities Fund Index, which more closely resembles the fund, returned 6.30 percent for the same period. As a result of recent market activity, current performance may vary from figures shown. Of course, past performance is no guarantee of future results. The Russell 2000 Index reflects the average performance of small-cap stocks, and the Lipper Convertible Securities Fund Index represents the average performance of the 10 largest convertible securities funds. These indexes are unmanaged statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WAS YOUR STRATEGY FOR
    MANAGING THE FUND IN THIS ENVIRONMENT?

A   The fund had heavy exposure to technology during the reporting period. When we did reduce some of the fund's technology holdings, it was in response to negative changes in the specific companies rather than to the overall market conditions.

    We also liked health care, energy, and telecommunications. Energy was a strong performer in the first quarter, and health care surged in the second quarter. Telecommunications was also a strong sector as competition among these companies continued to grow.

Q   WHAT SECURITIES PERFORMED WELL?

A   Telecommunications securities were among the strongest contributors to the fund's performance during the reporting period. The fund's largest holding, Comverse Technologies, was also its top performer. Comverse provides the technology that phone companies need to offer advanced services such as voicemail, one-touch call back, and message groups, and it is the top provider of these services. Oak Industries, a subsidiary of fiber-optics manufacturer Corning, and Amdocs, a telecommunications billing-services provider, also performed well in light of the expanding demand for telecommunications.

    Semiconductor securities LSI Logic and STMicroelectronics also helped the fund's overall performance. These companies manufacture microchips for computers and communications networks.

    Keep in mind that not all securities in the portfolio performed favorably, and there is no guarantee that any of these securities will perform well or will be held by the fund in the future. For additional fund portfolio highlights, please refer to page 6.

Q   WHAT SECURITIES
    WERE DISAPPOINTMENTS?

A   Qualcomm, the best performer of 1999 not only for the fund but also for the
U.S. stock market, as measured by the technology-heavy NASDAQ Index, became one of the fund's poorest performers in the first half of 2000. We eliminated this holding from the portfolio as it no longer fit our objectives of capital appreciation, current income, and preservation of capital. Many investors also sold the stock upon hearing the June announcement that China was no longer considering Qualcomm's code-division multiple access technology for use in cellular phones.

    Retail was also a troublesome area for the fund. In particular, Home Depot, Costco, and Ann Taylor were poor performers. In a rising interest-rate environment, consumer spending tends to slow, and these companies suffered as a result of investors' expectations of diminishing demand. Consequently, we eliminated these stocks from the fund's portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND IN THE COMING MONTHS?

A   We believe the Federal Reserve Board has done a good job of moderating the economy so far, and we hope it will succeed in slowing the economy without causing a recession. At the same time, we expect to see strong growth potential in the technology, health-care, and telecommunications companies. In our opinion, as technology advances, it will continue to make both the economy and businesses more efficient, providing investment opportunities in all businesses--not just technology companies.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

RECESSION: A period of zero or negative economic growth and high unemployment.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund.

VALUATION: The estimated or determined worth of a security, based on financial measures such as the security's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS**  55.4%
          CONSUMER DISTRIBUTION  0.3%
$5,031    eToys, Inc., 144A--Private Placement (a).... 6.250%   12/01/04   $  2,138,175
                                                                           ------------

          CONSUMER NON-DURABLES  0.6%
 5,150    Loews Corp. (Convertible into 79,185 Diamond
          Offshore Drilling, Inc. common shares)...... 3.125    09/15/07      4,313,125
                                                                           ------------

          CONSUMER SERVICES  1.9%
 4,000    Interpublic Group of Companies.............. 1.870    06/01/06      3,886,880
 2,530    Interpublic Group of Companies, Inc., 144A--
          Private Placement (a)....................... 1.870    06/01/06      2,447,775
 1,700    Omnicom Group, Inc.......................... 2.250    01/06/13      3,144,694
 1,250    Omnicom Group, Inc., 144A--Private Placement
          (a)......................................... 4.250    01/03/07      3,510,937
                                                                           ------------
                                                                             12,990,286
                                                                           ------------
          ENERGY  2.4%
 4,940    Anadarko Petroleum Corp. ...................   *      03/07/20      3,238,615
 4,206    Devon Energy Corp. ......................... 4.950    08/15/08      4,048,275
 1,898    Kerr-Mcgee Corp. ........................... 5.250    02/15/10      2,183,516
 4,071    Kerr-Mcgee Corp. ........................... 7.500    05/15/14      3,892,894
 5,133    Transocean Sedco Forex, Inc. ...............   *      05/24/20      3,117,065
                                                                           ------------
                                                                             16,480,365
                                                                           ------------
          HEALTHCARE  6.4%
 2,441    Affymetrix Inc., 144A--Private Placement
          (a)......................................... 4.750    02/15/07      1,902,833
 2,347    Alpharma, Inc., 144A--Private Placement
          (a)......................................... 3.000    06/01/06      4,512,107
 3,588    COR Therapeutics Inc., 144A--Private
          Placement (a)............................... 5.000    03/01/07      4,794,465
 1,853    Inhale Therapeutic Systems, Inc., 144A--
          Private Placement (a)....................... 5.000    02/08/07      2,650,438
 2,758    Invitrogen Corp., 144A--Private Placement
          (a)......................................... 5.500    03/01/07      2,882,579
13,398    IVAX Corp., 144A--Private Placement (a)..... 5.500    05/15/07     17,534,231
 3,368    Millennium Pharmaceuticals, 144A--Private
          Placement (a)............................... 5.500    01/15/07      5,042,334

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          HEALTHCARE (CONTINUED)
$2,804    Roche Holdings, Inc., LYON, 144A--Private
          Placement (a)...............................   *      01/19/15   $  2,513,085
 4,285    Universal Health Services, Inc., 144A--
          Private Placement (a)....................... 0.426%   06/23/20      2,043,216
                                                                           ------------
                                                                             43,875,288
                                                                           ------------
          PRODUCER MANUFACTURING  1.9%
 5,302    Advanced Energy Industries, Inc............. 5.250    11/15/06      7,124,563
 6,760    Magna International, Inc. .................. 4.875    02/15/05      6,125,033
                                                                           ------------
                                                                             13,249,596
                                                                           ------------
          REAL ESTATE  0.4%
 2,969    Pinnacle Holdings, Inc., 144A--Private
          Placement (a)............................... 5.500    09/15/07      2,622,755
                                                                           ------------

          TECHNOLOGY  36.9%
10,481    America Online, Inc. .......................   *      12/06/19      5,325,711
   765    America Online, Inc. ....................... 4.000    11/15/02      6,197,349
 5,092    Amkor Technology Inc., 144A--Private
          Placement (a)............................... 5.000    03/15/07      4,688,917
   555    Bea Systems, Inc............................ 4.000    06/15/05      4,125,731
 3,794    Bea Systems, Inc., 144A--Private Placement
          (a)......................................... 4.000    12/15/06      5,991,750
 8,875    Comverse Technology Inc., 144A--Private
          Placement (a)............................... 4.500    07/01/05     38,251,250
 3,877    Corecomm Ltd., 144A--Private Placement
          (a)......................................... 6.000    10/01/06      3,702,535
 3,822    Critical Path, 144A--Private Placement
          (a)......................................... 5.750    04/01/05      3,198,555
 3,370    Cypress Semiconductor Corp.................. 4.000    02/01/05      3,926,050
 4,060    Cypress Semiconductor Corp.................. 6.000    10/01/02      7,216,650
 5,065    DSC Communications Corp. ................... 7.000    08/01/04      5,786,763
 5,870    Echostar Communications Corp., 144A--
          Private Placement (a)....................... 4.875    01/01/07      5,627,217
10,070    Hewlett Packard Co., LYON...................   *      10/14/17      9,516,150
 2,524    i2 Technologies Inc., 144A--Private
          Placement (a)............................... 5.250    12/15/06      3,864,875
 5,605    Juniper Networks, Inc. ..................... 4.750    03/15/07      6,130,469
 4,245    Kulicke & Soffa Industries, Inc., 144A--
          Private Placement (a)....................... 4.750    12/15/06      6,171,890
 5,320    Lam Research Corp. ......................... 5.000    09/01/02      7,228,550
 1,682    Lattice Semiconductor Corp., 144A--Private
          Placement (a)............................... 4.750    11/01/06      3,027,600
 7,000    LSI Logic Corp., 144A--Private Placement
          (a)......................................... 4.250    03/15/04     24,596,250
 4,956    Oak Industries, Inc. ....................... 4.875    03/01/08     28,769,580

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE

          TECHNOLOGY (CONTINUED)
$2,530    Rational Software Corp., 144A--Private
          Placement (a)............................... 5.000%   02/01/07   $  3,772,863
 4,810    Sanmina Corp. .............................. 4.250    05/01/04      9,758,913
 1,127    Sanmina Corp., 144A--Private Placement
          (a)......................................... 4.250    05/01/04      2,254,000
 4,231    SCI Systems, Inc. .......................... 3.000    03/15/07      4,158,735
 1,340    Siebel Systems, Inc......................... 5.500    09/15/06      4,812,275
 4,200    Siebel Systems, Inc., 144A--Private
          Placement (a)............................... 5.500    09/15/06     15,057,000
 3,377    Triquint Semiconductor, Inc., 144A --
          Private Placement (a)....................... 4.000    03/01/07      3,151,585
 6,241    Veritas Software Corp. ..................... 1.856    08/13/06     20,294,921
 7,612    Vitesse Semiconductor Corp., 144A--Private
          Placement (a)............................... 4.000    03/15/05      6,959,575
                                                                           ------------
                                                                            253,563,709
                                                                           ------------
          UTILITIES  4.6%
 5,065    American Tower, 144A--Private Placement
          (a)......................................... 5.000    02/15/10      5,188,941
 5,913    Level 3 Communications, Inc................. 6.000    03/15/10      5,440,551
 3,860    Nextel Communications, Inc., 144A--Private
          Placement (a)............................... 4.750    07/01/07     10,200,050
 4,300    NTL, Inc., 144A--Private Placement (a)...... 7.000    12/15/08      6,901,500
 5,909    Primus Telecom Group Inc., 144A--Private
          Placement (a)............................... 5.750    02/15/07      4,128,914
                                                                           ------------
                                                                             31,859,956
                                                                           ------------
TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  55.4%.................    381,093,255
                                                                           ------------

          FOREIGN CONVERTIBLE CORPORATE
          OBLIGATIONS  6.2%
 5,200    ASM Lithography Holding (Netherlands),
          144A--Private Placement (a)................. 4.250    11/30/04      7,049,276
 8,730    STMicroelectronics NV (Netherlands), LYON...   *      09/22/09     15,075,401
 6,002    Swiss Life Finance Ltd. (United Kingdom)
          (Convertible into 81,712 shares of Royal
          Dutch Petroleum Co.)........................ 2.000    05/20/05      6,002,000
 2,748    Swiss Life Finance Ltd., 144A--Private
          Placement (United Kingdom) (Convertible into
          37,412 shares of Royal Dutch Petroleum Co.)
          (a)......................................... 2.000    05/20/05      2,748,000
 8,600    Telefonos de Mexico, SA (Mexico)............ 4.250    06/15/04     11,534,750
                                                                           ------------
TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS.........................     42,409,427
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
CONVERTIBLE PREFERRED STOCK**  13.5%
AEROSPACE & DEFENSE  0.9%
Titan Capital Trust, 144A--Private Placement, TIDES, 5.750%
  (a).......................................................  118,100   $  6,465,975
                                                                        ------------

ENERGY  5.8%
Apache Corp., ACES, 6.500%..................................  203,600     10,536,300
Calpine Capital Trust II, 144A--Private Placement, TIDES,
  5.500% (a)................................................   99,800      7,210,550
El Paso Energy Capital Trust I, 4.750%......................   95,750      6,163,906
Kerr-Mcgee Corp., DECS, 5.500%, (Convertible into 71,360
  shares of Devon Energy common stock)......................   84,200      4,188,950
Pogo Trust I, 6.500%........................................   50,600      2,732,400
Tosco Financing Trust, 5.750%...............................  124,700      6,063,538
Valero Energy Corp., PEPS, 5.750%...........................  128,600      3,423,975
                                                                        ------------
                                                                          40,319,619
                                                                        ------------
HEALTHCARE  0.8%
Biovail Corp., 6.750%.......................................  101,800      5,509,925
                                                                        ------------

TECHNOLOGY  1.2%
McLeodUSA, Inc., 6.750%.....................................   13,600      8,161,700
                                                                        ------------

UTILITIES  4.8%
Amdocs Ltd., TRACES, 6.750%.................................  170,700     10,775,438
Calpine Capital Trust, TIDES, 5.750%........................   90,500     10,826,062
Intermedia Communications, Inc., Ser E, 7.000%..............   69,000      1,897,500
Nextlink Communications Inc., 6.500%, 144A--Private
  Placement, 6.500% (a).....................................   12,600      2,254,757
Omnipoint Corp., 144A--Private Placement, 7.000% (a)........   41,100      7,007,550
                                                                        ------------
                                                                          32,761,307
                                                                        ------------

TOTAL CONVERTIBLE PREFERRED STOCK....................................     93,218,526
                                                                        ------------
COMMON STOCK**  14.7%
CONSUMER SERVICES  0.7%
Cendant Corp., (Rights to purchase common shares) PRIDES
  (b).......................................................  187,500      1,582,031
Starwood Hotels & Resorts, Class B..........................  110,000      3,581,875
                                                                        ------------
                                                                           5,163,906
                                                                        ------------
ENERGY  3.7%
Baker Hughes, Inc...........................................  173,500      5,552,000
Dynegy, Inc.................................................   57,700      3,941,631
Enron Corp..................................................  178,500     11,513,250

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ENERGY (CONTINUED)
Grant Prideco, Inc. (b).....................................   65,000   $  1,625,000
Weatherford International, Inc. (b).........................   65,000      2,587,813
                                                                        ------------
                                                                          25,219,694
                                                                        ------------
FINANCE  3.0%
American Express Co.........................................   66,000      3,440,250
Citigroup, Inc..............................................  111,000      6,687,750
Lehman Brothers Holdings, Inc. .............................  110,800     10,477,525
                                                                        ------------
                                                                          20,605,525
                                                                        ------------
HEALTHCARE  1.4%
Genentech, Inc. (b).........................................   56,300      9,683,600
                                                                        ------------

TECHNOLOGY  5.9%
Applied Materials, Inc. (b).................................   40,000      3,625,000
EMC Corp. (b)...............................................  181,856     13,991,546
Lam Research Corp. (b)......................................  140,000      5,250,000
Micron Technology, Inc. (b).................................   80,000      7,045,000
RF Micro Devices, Inc. (b)..................................   27,500      2,409,687
SCI Systems, Inc. (b).......................................   40,708      1,595,245
Texas Instruments, Inc......................................   98,000      6,731,375
                                                                        ------------
                                                                          40,647,853
                                                                        ------------
TOTAL COMMON STOCK  14.7%............................................    101,320,578
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  99.7%
(Cost $436,704,366)..................................................    618,041,786
                                                                        ------------

SHORT-TERM INVESTMENTS  9.9%
COMMERCIAL PAPER  5.0%
Prudential Funding Corp. ($34,000,000 par, yielding 4.33%, 07/03/00
  maturity)..........................................................     33,987,722

REPURCHASE AGREEMENT  4.9%
DLJ Mortgage Acceptance Corp. ($33,953,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/00, to
  be sold on 07/03/00 at $33,971,618)................................     33,953,000
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
TOTAL SHORT-TERM INVESTMENTS  9.9%
  (Cost $67,940,722).................................................   $ 67,940,722
                                                                        ------------
TOTAL INVESTMENTS  99.7%
  (Cost $504,645,088)................................................    685,982,508
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..........................      2,331,974
                                                                        ------------

NET ASSETS  100.0%...................................................   $688,314,482
                                                                        ============

 * Zero coupon bond

** The securities are classified by sectors which represent broad groupings of related industries.

(a) 144A securities are those exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt form registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ACES--Automatically convertible equity securities
DECS--Debt exchange for common stock
LYON--Liquid yield option note
PEPS--Premium equity participating securities
PRIDES--Preferred redeemable increased dividend equity security, traded in shares
TIDES--Term Income deferrable equity securities
TRACES--Trust automatic common exchange securities

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $504,645,088).......................  $685,982,508
Cash........................................................        18,771
Receivables:
  Interest..................................................     2,833,157
  Fund Shares Sold..........................................     1,491,137
  Dividends.................................................       103,161
Other.......................................................        60,303
                                                              ------------
    Total Assets............................................   690,489,037
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       710,740
  Distributor and Affiliates................................       469,921
  Investment Advisory Fee...................................       291,934
  Investments Purchased.....................................        84,186
Accrued Expenses............................................       429,648
Trustees' Deferred Compensation and Retirement Plans........       188,126
                                                              ------------
    Total Liabilities.......................................     2,174,555
                                                              ------------
NET ASSETS..................................................  $688,314,482
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $463,727,222
Net Unrealized Appreciation.................................   181,337,420
Accumulated Net Realized Gain...............................    41,567,814
Accumulated Undistributed Net Investment Income.............     1,682,026
                                                              ------------
NET ASSETS..................................................  $688,314,482
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $577,912,260 and 27,306,198 shares of
    beneficial interest issued and outstanding).............  $      21.16
    Maximum sales charge (5.75%* of offering price).........          1.29
                                                              ------------
    Maximum offering price to public........................  $      22.45
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $92,996,462 and 4,417,170 shares of
    beneficial interest issued and outstanding).............  $      21.05
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,405,760 and 821,511 shares of
    beneficial interest issued and outstanding).............  $      21.19
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  6,936,592
Dividends (Net of foreign withholding taxes of $90,780).....     2,233,613
                                                              ------------
    Total Income............................................     9,170,205
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,715,822
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $680,154, $398,952 and $65,621,
  respectively).............................................     1,144,727
Shareholder Services........................................       239,009
Trustees' Fees and Related Expenses.........................        32,986
Custody.....................................................        19,108
Legal.......................................................         9,074
Other.......................................................       179,607
                                                              ------------
    Total Expenses..........................................     3,340,333
    Less Credits Earned on Cash Balances....................         3,227
                                                              ------------
    Net Expenses............................................     3,337,106
                                                              ------------
NET INVESTMENT INCOME.......................................  $  5,833,099
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 46,566,923
  Futures...................................................    (1,685,327)
                                                              ------------
Net Realized Gain...........................................    44,881,596
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   206,654,872
  End of the Period:
    Investments.............................................   181,337,420
                                                              ------------
Net Unrealized Depreciation During the Period...............   (25,317,452)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 19,564,144
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 25,397,243
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000
and the Year Ended December 31, 1999 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2000      DECEMBER 31, 1999
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  5,833,099        $  12,211,269
Net Realized Gain.................................     44,881,596           24,803,086
Net Unrealized Appreciation/Depreciation During
  the Period......................................    (25,317,452)         165,959,297
                                                     ------------        -------------
Change in Net Assets from Operations..............     25,397,243          202,973,652
                                                     ------------        -------------

Distributions from Net Investment Income*.........     (4,625,547)         (14,327,136)
                                                     ------------        -------------
Distributions from Net Realized Gain..............            -0-          (28,705,189)
Distributions in Excess of Net Realized Gain......            -0-           (2,077,438)
                                                     ------------        -------------
Distributions from and in Excess of Net Realized
  Gains*..........................................            -0-          (30,782,627)
                                                     ------------        -------------
Total Distributions...............................     (4,625,547)         (45,109,763)
                                                     ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     20,771,696          157,863,889
                                                     ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    166,287,074          541,840,484
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      3,722,466           37,594,378
Cost of Shares Repurchased........................    (90,093,917)        (597,692,087)
                                                     ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     79,915,623          (18,257,225)
                                                     ------------        -------------
TOTAL INCREASE IN NET ASSETS......................    100,687,319          139,606,664
NET ASSETS:
Beginning of the Period...........................    587,627,163          448,020,499
                                                     ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,682,026 and $474,474, respectively)..........   $688,314,482        $ 587,627,163
                                                     ============        =============

* Distributions by Class
--------------------------------------------------

Distributions from Net Investment Income:
  Class A Shares..................................   $ (4,271,661)       $ (12,803,586)
  Class B Shares..................................       (302,830)          (1,367,708)
  Class C Shares..................................        (51,056)            (155,842)
                                                     ------------        -------------
                                                     $ (4,625,547)       $ (14,327,136)
                                                     ============        =============
Distributions from and in Excess of Net Realized
  Gains:
  Class A Shares..................................   $        -0-        $ (26,844,667)
  Class B Shares..................................            -0-           (3,493,077)
  Class C Shares..................................            -0-             (444,883)
                                                     ------------        -------------
                                                     $        -0-        $ (30,782,627)
                                                     ============        =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX
                                      MONTHS
                                      ENDED              YEAR ENDED DECEMBER 31,
          CLASS A SHARES             JUNE 30,    ----------------------------------------
                                       2000       1999       1998       1997       1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $20.347     $14.835    $15.059    $15.054    $ 15.05
                                     -------     -------    -------    -------    -------
  Net Investment Income............     .196        .447       .520       .600       .566
  Net Realized and Unrealized
    Gain...........................     .781       6.687       .546      1.854      1.173
                                     -------     -------    -------    -------    -------
Total from Investment Operations...     .977       7.134      1.066      2.454      1.739
                                     -------     -------    -------    -------    -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......     .160        .520       .537       .730       .555
  Distributions from and in Excess
    of Net Realized Gain...........      -0-       1.102       .753      1.719      1.180
                                     -------     -------    -------    -------    -------
Total Distributions................     .160       1.622      1.290      2.449      1.735
                                     -------     -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $21.164     $20.347    $14.835    $15.059    $15.054
                                     =======     =======    =======    =======    =======

Total Return (a)...................    4.70%*     50.01%      7.52%     16.91%     12.08%
Net Assets at End of the Period
  (In millions)....................  $ 577.9     $ 516.1    $ 375.4    $ 376.4    $ 373.1
Ratio of Expenses to Average Net
  Assets...........................     .92%       1.00%      1.02%      1.04%      1.09%
Ratio of Net Investment Income to
  Average Net Assets...............    1.90%       2.69%      3.48%      3.58%      3.60%
Portfolio Turnover.................      42%*       103%       156%       170%       129%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX
                                      MONTHS
                                      ENDED              YEAR ENDED DECEMBER 31,
          CLASS B SHARES             JUNE 30,    ----------------------------------------
                                       2000      1999(B)    1998(B)     1997       1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $20.240     $14.755    $14.981    $14.992    $ 14.99
                                     -------     -------    -------    -------    -------
  Net Investment Income............     .111        .320       .397       .470       .437
  Net Realized and Unrealized
    Gain...........................     .775       6.667       .547      1.848      1.180
                                     -------     -------    -------    -------    -------
Total from Investment Operations...     .886       6.987       .944      2.318      1.617
                                     -------     -------    -------    -------    -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......     .073        .400       .417       .610       .435
  Distributions from and in Excess
    of Net Realized Gain...........      -0-       1.102       .753      1.719      1.180
                                     -------     -------    -------    -------    -------
Total Distributions................     .073       1.502      1.170      2.329      1.615
                                     -------     -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $21.053     $20.240    $14.755    $14.981    $14.992
                                     =======     =======    =======    =======    =======

Total Return (a)...................    4.34%*     49.02%      6.70%     15.98%     11.19%
Net Assets at End of the Period (In
  millions)........................  $  93.0     $  62.5    $  66.7    $  81.3    $  78.9
Ratio of Expenses to Average Net
  Assets...........................    1.68%       1.77%      1.81%      1.82%      1.88%
Ratio of Net Investment Income to
  Average Net Assets...............    1.16%       1.97%      2.66%      2.80%      2.81%
Portfolio Turnover.................      42%*       103%       156%       170%       129%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX
                                      MONTHS
                                      ENDED              YEAR ENDED DECEMBER 31,
          CLASS C SHARES             JUNE 30,    ----------------------------------------
                                       2000      1999(B)    1998(B)     1997       1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $20.376     $14.855    $15.080    $15.079    $ 15.07
                                     -------     -------    -------    -------    -------
  Net Investment Income............     .094        .316       .405       .448       .439
  Net Realized and Unrealized
    Gain...........................     .790       6.707       .540      1.882      1.185
                                     -------     -------    -------    -------    -------
Total from Investment Operations...     .884       7.023       .945      2.330      1.624
                                     -------     -------    -------    -------    -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......     .073        .400       .417       .610       .435
  Distributions from and in Excess
    of Net Realized Gain...........      -0-       1.102       .753      1.719      1.180
                                     -------     -------    -------    -------    -------
Total Distributions................     .073       1.502      1.170      2.329      1.615
                                     -------     -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $21.187     $20.376    $14.855    $15.080    $15.079
                                     =======     =======    =======    =======    =======

Total Return (a)...................    4.31%*     48.95%      6.65%     15.96%     11.20%
Net Assets at End of the Period (In
  millions)........................  $  17.4     $   9.0    $   5.9    $   4.6    $   3.6
Ratio of Expenses to Average Net
  Assets...........................    1.68%       1.76%      1.81%      1.82%      1.88%
Ratio of Net Investment Income to
  Average Net Assets...............    1.17%       1.91%      2.71%      2.79%      2.81%
Portfolio Turnover.................      42%*       103%       156%       170%       129%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and convertible preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 59% of the long-term investments at the end of the period.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis,

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $504,645,088; the aggregate gross unrealized appreciation is $195,938,432 and the aggregate gross unrealized depreciation is $14,601,012, resulting in net unrealized appreciation on long- and short-term investments of $181,337,420.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended June 30, 2000, the Fund's custody fee was reduced by $3,227 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $350 million..........................................    .55 of 1%
Next $350 million...........................................    .50 of 1%
Next $350 million...........................................    .45 of 1%
Over $1.05 billion..........................................    .40 of 1%

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $9,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $15,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2000, the Fund recognized expenses of approximately $229,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2000, capital aggregated $374,018,353, $74,462,309, and $15,246,560 for Classes A, B, and C, respectively. For the six months ended June 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................  4,788,440    $103,178,874
  Class B..................................................  2,447,930      52,787,872
  Class C..................................................    473,884      10,320,328
                                                            ----------    ------------
Total Sales................................................  7,710,254    $166,287,074
                                                            ==========    ============
Dividend Reinvestment:
  Class A..................................................    148,404    $  3,411,731
  Class B..................................................     11,727         267,377
  Class C..................................................      1,895          43,358
                                                            ----------    ------------
Total Dividend Reinvestment................................    162,026    $  3,722,466
                                                            ==========    ============
Repurchases:
  Class A.................................................. (2,994,890)   $(63,772,692)
  Class B.................................................. (1,130,213)    (24,199,030)
  Class C..................................................    (98,017)     (2,122,195)
                                                            ----------    ------------
Total Repurchases.......................................... (4,223,120)   $(90,093,917)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    At December 31, 1999, capital aggregated $331,200,440, $45,606,090 and
$7,005,069 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A................................................  31,887,984    $ 523,256,330
  Class B................................................     979,139       16,286,030
  Class C................................................     135,289        2,298,124
                                                          -----------    -------------
Total Sales..............................................  33,002,412    $ 541,840,484
                                                          ===========    =============
Dividend Reinvestment:
  Class A................................................   1,861,452    $  32,807,194
  Class B................................................     245,403        4,272,549
  Class C................................................      28,976          514,635
                                                          -----------    -------------
Total Dividend Reinvestment..............................   2,135,831    $  37,594,378
                                                          ===========    =============
Repurchases:
  Class A................................................ (33,692,071)   $(553,098,912)
  Class B................................................  (2,656,393)     (42,699,223)
  Class C................................................    (117,843)      (1,893,952)
                                                          -----------    -------------
Total Repurchases........................................ (36,466,307)   $(597,692,087)
                                                          ===========    =============

    Class B shares purchased on or after June 1, 1996, and any dividend reinvestment Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2000 and the year ended December 31, 1999, 624,571 and 1,281,550, Class B shares, respectively, automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2000, no Class C shares converted to Class A shares. Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.....................................................      5.00%              1.00%
Second....................................................      4.00%               None
Third.....................................................      3.00%               None
Fourth....................................................      2.50%               None
Fifth.....................................................      1.50%               None
Sixth and Thereafter......................................       None               None

    For the six months ended June 30, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $185,400 and CDSC on the redeemed shares of Classes B and C of approximately $53,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $320,074,995 and $254,035,739, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, for the six months ended June 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 1999............................        75
Futures Opened..............................................       -0-
Futures Closed..............................................       (75)
                                                                  ----
Outstanding at June 30, 2000................................       -0-
                                                                  ====

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 2000, are payments retained by Van Kampen of approximately $366,800.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

8. FUND MERGER

On May 9, 2000, the Board of Trustees approved the merger of the Van Kampen Convertible Securities Fund ("VKCS Fund") into the Harbor Fund through a tax-free reorganization subject to the approval by the VKCS Fund shareholders. The VKCS Fund shareholders approved the merger on August 9, 2000. The merger is scheduled to take place August 18, 2000.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After December 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.